UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc.

1155 Metcalfe Street, Suite 800

Montreal, Quebec

Canada H3B 5H2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously reported, on February 9, 2009, Bowater Finance II LLC (“BowFin”), an indirect wholly owned subsidiary of AbitibiBowater Inc. (the “Company”), commenced (i) private exchange offers (the “Exchange Offers”) with respect to six series of outstanding debt securities (the “Bowater Notes”) issued by either Bowater Incorporated (“Bowater”), a wholly owned subsidiary of the Company, or Bowater Canada Finance Corporation, a wholly owned subsidiary of Bowater, (ii) a consent solicitation to effect certain amendments to the indentures governing the Bowater Notes, and (iii) a concurrent private offering of new 15.5% First Lien Notes due November 15, 2011 to holders of Bowater Notes who tender notes in the Exchange Offers (the “Concurrent Notes Offering”).

The Exchange Offers, consent solicitation and Concurrent Notes Offering are all being made pursuant to a confidential offering circular dated February 9, 2009 (the “Offering Circular”). On March 16, 2009, BowFin issued a supplement to the Offering Circular (the “Supplement”), which was distributed solely to eligible holders of Bowater Notes. The Supplement contains certain information regarding the Company and Bowater that has not been previously disclosed, including certain “Recent Developments” and updated risk factors. The “Recent Developments” and updated risk factors are furnished as Exhibit 99.1 to this report.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein, including the exhibit hereto, the Company makes no admission as to the materiality of any such information.

Forward-Looking Statements

Statements in this report, including the exhibit hereto, that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements relating to the Exchange Offers, consent solicitation and Concurrent Notes Offering and other refinancing activities, certain financial and operating information regarding the Company and Bowater and our business outlook generally. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “will,” “could,” “may,” “intend,” “expect,” “believe,” “anticipate,” and other terms with similar meaning indicating possible future events or potential impact on the business or securityholders of Bowater and AbitibiBowater.

The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, our substantial indebtedness and our ability to refinance our existing indebtedness or obtain financing or otherwise derive additional liquidity, especially in light of the current decline in the global economy and the credit crisis. We undertake no obligation to publicly update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Recent Developments and Updated Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABITIBIBOWATER INC.

By:	/s/ Jacques P. Vachon
Name:	Jacques P. Vachon
Title:	Senior Vice President, Corporate Affairs and Chief Legal Officer

Dated: March 16, 2009

EXHIBIT INDEX

99.1	Recent Developments and Updated Risk Factors